UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2018 (June 11, 2018)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 Times Square, 32nd Floor, New York, New York 10036

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On June 20, 2018, E*TRADE Financial Corporation (the “Company”) issued $420 million aggregate principal amount of its 4.500% Senior Notes due 2028 (the “Notes”) pursuant to an Indenture dated August 24, 2017 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture thereto dated June 20, 2018 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), in each case between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

The aggregate public offering price of the Notes was approximately $419 million and the estimated net proceeds to the Company was approximately $416 million after deducting the underwriting discounts and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from this offering to redeem all $414 million outstanding trust preferred securities (“TRUPs”) issued by ETB Holdings, Inc., the parent of E*TRADE Bank, and to pay related fees and expenses.

The offering of the Notes was registered pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-223133), which became effective upon filing with the Securities and Exchange Commission on February 21, 2018. The sale of the Notes was pursuant to an Underwriting Agreement (the “Underwriting Agreement”) dated June 11, 2018 between the Company and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.

The above descriptions of the Indenture and the Notes are qualified in their entirety by reference to the text of the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on August 24, 2017 and the Third Supplemental Indenture (including the form of the Notes included therein), a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K, each of which is incorporated by reference into the Registration Statement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement. A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

1.1*	Underwriting Agreement dated June 11, 2018 between E*TRADE Financial Corporation and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

4.1*	Third Supplemental Indenture, dated as of June 20, 2018, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2*	Form of 4.500% Senior Notes due 2028 (included in Exhibit 4.1)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: June 20, 2018	By:	/s/ Lori Sher
Name: Lori Sher
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement dated June 11, 2018 between E*TRADE Financial Corporation and Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC

4.1*	Third Supplemental Indenture, dated as of June 20, 2018, between E*TRADE Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2*	Form of 4.500% Senior Notes due 2028 (included in Exhibit 4.1)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

*Filed herewith.